                               POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitute and appoint each of Joseph J. Kadow, David J. Deno, Kelly Lefferts, Janet A. Spreen
and Elizabeth K. Riotte signing singly, the undersigned's true and lawful attorney- in-fact to:

          1.     execute for and on behalf of the undersigned a Form ID and
     Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities
     Exchange Act of 1934 and the rules; and

          2.     do and perform any and all acts for and on behalf of the
     undersigned which may be necessary or desirable to complete and execute any such Form ID and Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
     Securities and Exchange Commission and any stock exchange or similar authority.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever  requisite, necessary, or proper to be done in the exercise of any of the  rights and powers herein granted, as fully to all intents and purposes as  the undersigned might or could do if personally present, with full power  of substitution or revocation, hereby ratifying and confirming all that  such attorney-in-fact, or such attorney-in-fact's substitute or  substitutes, shall lawfully do or cause to be done by virtue of this power  of attorney and the rights and powers herein granted.  The undersigned  acknowledges that the foregoing attorneys-in-fact, in serving in such  capacity at the request of the undersigned, are not assuming, nor is the  Company assuming, any of the undersigned's responsibilities to comply with  Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Bloomin'
Brands, Inc., a Delaware corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys- in-fact.

     IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of August 2, 2012.

                              CATTERTON MANAGING PARTNER VI, L.L.C.

                              By: CP6 Management, L.L.C.,
                                its managing member

                              By: /s/Scott A. Dahnke
                              -----------------------------
                              Name: Scott A. Dahnke
                              Title: Authorized Person

                              CATTERTON PARTNERS VI-KANGAROO, L.P.

                              By: Catterton Managing Partner VI, L.L.C.
                                     its general partner

                              By: CP6 Management, L.L.C.,
                                     its managing member

                              By: /s/Scott A. Dahnke
                              -----------------------------
                              Name: Scott A. Dahnke
                              Title: Authorized Person

                              CATTERTON PARTNERS VI-KANGAROO, COINVEST, L.P.

                              By: Catterton Managing Partner VI, L.L.C.
                                     its general partner

                              By: CP6 Management, L.L.C.,
                                     its managing member

                              By: /s/Scott A. Dahnke
                              -----------------------------
                              Name: Scott A. Dahnke
                              Title: Authorized Person

                              CP6 MANAGEMENT, L.L.C.

                              By: /s/Scott A. Dahnke
                              -----------------------------
                              Name: Scott A. Dahnke
                              Title: Authorized Person

                              /s/Scott A. Dahnke
                              -----------------------------
                              Scott A. Dahnke